UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031
(Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 23, 2014, TESSCO Technologies Incorporated (the “Company”) issued a press release which contained, among other things, an announcement of the Company’s financial results for the first quarter of fiscal 2015.  A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, including the information in Exhibit 99.1 attached hereto pertaining to this Item 2.02, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

TESSCO Technologies Incorporated (the "Company") held its Annual Meeting of Shareholders on July 22, 2014, at its offices in Timonium, Maryland. Of the 8,330,414 shares of common stock outstanding as of the record date for the Annual Meeting, 7,892,278 shares, or 94.7% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy. Two proposals were properly submitted to the shareholders for a vote at the Annual Meeting. These proposals are described as Proposal Nos. 1 and 2 in the Definitive Proxy Statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission in anticipation of the Annual Meeting. No other proposals were properly presented for a vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast "for" or "against" each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Proposal No.1 - Election of Directors. Each of Robert B. Barnhill, Jr., Jay G. Baitler, John D. Beletic, Benn Konsynski, Ph.D, Dennis J. Shaughnessy and Morton F. Zifferer, Jr. were elected to serve as a member of the Board of Directors of the Company for a term expiring at the Annual Meeting of Shareholders to be held in 2015 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert B. Barnhill, Jr.	6,620,864	148,804	1,122,610
Jay G. Bailter	4,900,055	1,869,613	1,122,610
John D. Beletic	4,896,536	1,873,132	1,122,610
Benn Konsynski, PH.D	5,878,332	891,336	1,122,610
Dennis J. Shaughnessy	4,905,426	1,864,242	1,122,610
Morton F. Zifferer, Jr.	4,898,041	1,871,627	1,122,610

Proposal No.2 - Ratify Independent Registered Public Accountants. The appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year 2015 was ratified, as follows:

FOR	7,208,733
AGAINST	683,332
ABSTAIN	212

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
a)	Financial Statements of Businesses Acquired.
None.

b)	Pro Forma Financial Information.
None.

c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 23, 2014

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Senior Vice President and Chief Financial Officer

Dated: July 23, 2014